UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
USDC FRESNO, INC.
USDC FRESNO 2, INC.	Case Number:	8:10-bk-12745-RK 8:10-bk-12746-RK

(SEE NOTE)	Operating Report Number:	10
Debtor(s).	For the Month Ending:	12/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			4,531,511.23

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			4,486,092.11
ACCOUNT REPORTS

3. BEGINNING BALANCE:			45,419.12

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		445,236.18
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Other (Specify)	Transfers between DIP	12,730.00
Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD:			457,966.18

5. BALANCE:			503,385.30

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		255,505.96
Disbursements (from page 2)		220,373.20

TOTAL DISBURSEMENTS THIS PERIOD:			475,879.16

7. ENDING BALANCE:			27,506.14

8. General Account Number(s):		0577461360
		870626066, 887481604
Depository Name & Location:		Bank of America, PO Box 37176
		San Francisco, CA 94137
		JPMorgan Chase Bank, PO Box 659754
		San Antonio, TX 78265
NOTE1:  The Debtors share one set of accounting records and cannot be distinctly separated. Therefore, their operating results are combined.
NOTE2:  The Debtors were under the management and control of Gamet Enterprises, LLC and Thomas Jones from the commencement of this case through mid October. During this time period, the Debtors were not in possession of certain bank accounts that received the Fresno Debtors' revenues and they were not in control of all disbursements.  The Debtors have done their best to accurately and completely portray the information contained herein.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
December 2010		See Exhibit I for detail	December Disbursements		220,373.20	220,373.20
December 2010		See Exhibit I for detail	December Intra Debtor transfers	194,650.00		194,650.00
December 2010		See Exhibit I for detail	December Inter Debtor transfers	60,855.96		60,855.96

TOTAL DISBURSEMENTS THIS PERIOD (FN1):				255,505.96	220,373.20	$475,879.16

(FN1) - Transfers reported on this schedule represent two different types of non-disbursement activity.  Intra Debtor transfers are transfers between bank accounts with the same Federal Identification Number.  Inter Debtor transfers are transfers to bank accounts held by other Debtors within the same bankruptcy proceeding.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	39,311.47

Plus deposits in transit:
	Deposit Date	Deposit Amount
Deposits from BofA Acc # 5774-61360 are
set forth on Exhibit II and total $0.00		0.00	See Exhibit II
Deposits from Chase Acc #870626066 are
set forth on Exhibit II and total $30,819.71		30,819.71	See Exhibit II

TOTAL DEPOSITS IN TRANSIT			30,819.71

Less Outstanding Checks:
Check Number	Check Date	Check Amount
Checks from BofA Acc # 5774-61360 are
set forth on Exhibit III and total $0.00		0.00	See Exhibit III
Checks from Chase Acc # 870626066 are
set forth on Exhibit III and total $42,625.04		42,625.04	See Exhibit III

TOTAL OUTSTANDING CHECKS:			42,625.04

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			27,506.14

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	458,180.66

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL	457,760.68
ACCOUNT REPORTS

3. BEGINNING BALANCE:	419.98

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)	181,920.00

5. BALANCE:	182,339.98

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	199,987.70

7. ENDING BALANCE: (FN1)	(17,647.72)

8. PAYROLL Account Number(s):	887481588

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

(FN1) Funds were transferred into the account by the debtor early in January and all payroll checks cleared when presented by employees.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
December 2010		See Exhibit IV for detail	December Payroll Disbursements	199,987.70

TOTAL DISBURSEMENTS THIS PERIOD:				199,987.70

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	8,322.29

Plus deposits in transit:
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount
Checks from Chase Acc # 887481588 are set
forth on Exhibit V and total $25,970.01		25,970.01	See Exhibit V

TOTAL OUTSTANDING CHECKS:			25,970.01

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			(17,647.72)

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX	48.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:	52.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	52.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	12.00

7. ENDING BALANCE:	40.00

8. TAX Account Number(s):	887481596

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/31/2010	NA	Chase	Bank service charge	12.00

TOTAL DISBURSEMENTS THIS PERIOD:				12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	40.00

Plus deposits in transit:
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			40.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

	General Account:	27,506.14
	Payroll Account:	(17,647.72)
	Tax Account:	40.00
*Other Accounts:	NONE	0.00
		0.00
		0.00
*Other Monies:	NONE	0.00
	**Petty Cash (from below):	8,315.00

TOTAL CASH AVAILABLE:			18,213.42

Petty Cash Transactions:
Date	Purpose	Amount
4/30/2010	Cash in stores	7,725.13
5/31/2010	May office expenses	(510.13)
6/30/2010	June office expenses	(2,775.00)
7/31/2010	Funding less office exp	4,275.00
8/31/2010	Funding less office exp	790.00
9/30/2010	September - office supplies, repairs, small tools, parts, store supplies	(2,290.00)
10/31/2010	Funding less office exp	1,100.00
11/30/2010	Undeposited Cashiers Check in hand	10,000.00
12/31/2010	Cashiers Check deposited	(10,000.00)

TOTAL PETTY CASH TRANSACTIONS:			8,315.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors) (FN1)	N/A. Debt matured pre-petition	N/A	N/A
Alliance Laundry Systems - Equip Lease (FN2)	Monthly	1,062.00	0	NA
Murphy Bank - Equipment Lease	Monthly	250.00	0	0.00
JST, LLC	Monthly	2,300.00	0	0.00
732 W. Bullard Palm, LLC	Monthly	4,131.00	0	0.00
E. Phillip Soderstrom	Monthly	3,125.00	0	0.00
PK III Blossom Valley Plaza LP	Monthly	2,991.26	0	0.00
Stephens Investments, Inc	Monthly	4,176.00	0	0.00
Three Golden Investments, LLC	Monthly	2,289.73	0	0.00
Cox/Walker/Merced, GP	Monthly	3,301.69	0	0.00
BH Development	Monthly	1,608.00	0	0.00
Robert N. Wills et al.	Monthly	1,740.00	0	0.00
Donald G. Aluisi (FN3)	Monthly	3,280.00	0	0.00
Sunset Square	Monthly	2,272.90	0	0.00
Pederson/Sun Tempe Square, LLC	Monthly	2,645.00	0	0.00
Willow Station, LLC	Monthly	3,094.99	0	0.00
Gilligan Commercial, LLC	Monthly	2,000.00	0	0.00
Donahue Schriber, LP	Monthly	3,924.00	0	0.00
Thomas S. Anderson	Monthly	3,853.41	0	0.00
Team Equipment Inc.	Monthly	1,600.00	0	0.00
Storage	Monthly	334.50	0	0.00
M&M Stone, Inc. - Rejected Lease (FN4)	Monthly	2,662.14	3	7,986.42
			TOTAL DUE:	7,986.42

(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - Debtor is in the process of documenting an agreement with this lessor pursuant to which the lessor has agreed to waive past amounts due and has agreed to lesser monthly payments
(FN3) - This lease has been renegotiated.  The Debtor and landlord agreed that all administrative payments totaling $17,280.00 will be over six months, beginning November 1, 2010.  There are no post petition payments that have not been made.
(FN4) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor owes lease administrative payments for March, April and May 2010.

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

		Gross Sales Subject to Sales Tax:		0.00
			Total Wages Paid:	175,129.04

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN5)	Federal Withholding	0.00	0.00
(FN5)	State Withholding	0.00	0.00
(FN5)	FICA- Employer's Share	0.00	0.00
(FN5)	FICA- Employee's Share	0.00	0.00
(FN5)	Federal Unemployment	0.00	0.00
	Sales and Use	NA	NA
	Real Property	NA	NA
Other:	State Unemployment (FN5)	0.00	0.00
	TOTAL:	0.00	0.00

(FN5) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	47,102.07	0.00	89,123.54
31 - 60 days	1,389.14	0.00	12,221.56
61 - 90 days	0.00	0.00	5,561.73
91 - 120 days	608.25	0.00	15,121.10
Over 120 days	(64.07)	0.00	0.00
TOTAL:	49,035.39	0.00	122,027.93

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Argonaut Great Central	Compulsory	6/1/2011	6/1/2011	*
	BOP	Argonaut Great Central	Included	2/15/2011	2/15/2011	*
	Automobile	Argonaut Great Central	1,000,000	2/15/2011	2/15/2011	*
	Umbrella	Argonaut Great Central	1,000,000	2/15/2011	2/15/2011	*
Others:	Health	Anthem	Varies	1/1/2011	12/31/2011

* The premiums have been paid through the policy term.  Premium financing payments are due in 4 monthly payments of $14,764.

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	126,325.45	975.00	5/11/10	975.00	0.00
6/30/2010	761,578.59	4,875.00	7/30/10	6,500.00	(1,625.00)
9/30/2010	1,203,588.77	6,500.00	10/26/10	8,125.00	(1,625.00)
12/31/2010	1,194,930.55	6,500.00	Previous overpayments applied		6,500.00

(FN1)		18,850.00		15,600.00	3,250.00

(FN1) - Pursuant to discussion with the Office of the United States Trustee, the Total Disbursements amounts for the previous quarters have been restated to reflect only disbursements from the Debtors' bankruptcy estates (and not inter and intra company transfers).  Inter and intra company transfers have been eliminated to show only true disbursements leaving the bankruptcy estates.  The relating Quarterly Fees have been restated, accordingly.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	422,483.28	4,114,387.40
Less: Returns/Discounts	1,470.75	13,924.70
Net Sales/Revenue	421,012.53	4,100,462.70

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	41,021.45	297,181.06
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	41,021.45	297,181.06

Gross Profit	379,991.08	3,803,281.64

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	46,890.24
Payroll - Other Employees	175,129.04	1,657,900.17
Payroll Taxes	13,313.75	155,543.40
Other Taxes (Itemize)	1,501.38	13,276.26
Depreciation and Amortization	19,269.30	423,547.03
Rent Expense - Real Property	48,726.85	500,575.05
Lease Expense - Personal Property	0.00	2,465.92
Insurance	14,132.08	122,878.07
Real Property Taxes	0.00	0.00
Telephone and Utilities	25,596.73	264,793.23
Repairs and Maintenance	5,402.06	60,397.98
Travel and Entertainment (Itemize)	64.64	14,494.11
Miscellaneous Operating Expenses (Itemize)	44,364.01	394,843.60
Total Operating Expenses	347,499.84	3,657,605.05

Net Gain/(Loss) from Operations	32,491.24	145,676.59

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	721.42
Legal and Professional (Itemize)	0.00	19,123.36
Other (Itemize)	45,915.67	496,827.26
Total Non-Operating Expenses	45,915.67	516,672.04

NET INCOME/(LOSS)	(13,424.43)	(370,995.45)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	18,213.42
Restricted Cash	0.00
Accounts Receivable	122,027.93
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	65,471.84
Other (Itemize)	0.00
Total Current Assets		205,713.19

Property, Plant, and Equipment	871,625.04
Accumulated Depreciation/Depletion	(503,396.47)
Net Property, Plant, and Equipment		368,228.57

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	4,515,303.09
Total Other Assets		4,515,303.09

TOTAL ASSETS		5,089,244.85

LIABILITIES
Post-petition Liabilities:
Accounts Payable	49,035.39
Taxes Payable	0.00
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	73,281.74
Total Post-petition Liabilities		122,317.13

Pre-petition Liabilities:
Secured Liabilities	11,000.00
Priority Liabilities	0.00
Unsecured Liabilities	106,605.62
Other (Itemize)	0.00
Total Pre-petition Liabilities		117,605.62

TOTAL LIABILITIES		239,922.75

EQUITY:
Pre-petition Owners’ Equity	5,220,317.55
Post-petition Profit/(Loss)	(370,995.45)
Direct Charges to Equity	0.00
TOTAL EQUITY		4,849,322.10

TOTAL LIABILITIES & EQUITY		5,089,244.85

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization

The Debtors and their management finalized the Debtors' Chapter 11 plan of reorganization and disclosure statement in December.  The Debtors filed their plan and disclosure statement on January 3, 2011.  A hearing on approval of the disclosure statement is set for February 9, 2011.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to April 2011.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, Provident Group.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.  Because Gamet Enterprises, LLC managed the Fresno Debtors from the commencement of the case through part of October, neither I nor the Debtors' staff can confirm that everything herein is true.  The Debtors hope to have an accounting done of the Fresno Debtors and Gamet in order to accurately determine whether any unauthorized expenditures have been made.

1-20-11
Date	Principal for debtor-in-possession